COLONIAL TAX-EXEMPT FUND
                  COLONIAL TAX-EXEMPT INSURED FUND
                COLONIAL INTERMEDIATE TAX-EXEMPT FUND

          Supplement to Prospectus and Statement of Additional
        Information dated April 1, 2000 (Replacing Supplements dated May 5, 2000, May 16, 2000, June 23, 2000 and August 1, 2000)

Effective July 14, 2000, the Funds' changed their names. The Colonial Tax-Exempt Fund changed its name to "Liberty Tax-Exempt Fund," the Colonial Tax-Exempt Insured Fund changed its name to "Liberty Tax-Exempt Insured Fund" and the Colonial Intermediate Tax-Exempt Fund changed its name to "Liberty Intermediate Tax-Exempt Fund."

The first paragraph under the caption Primary Investment Strategies for the Liberty Tax-Exempt Fund in the Funds' Prospectus is revised as follows:

Under normal market conditions, the Fund invests at least 65% of its total assets in tax-exempt bonds that are rated investment grade, which means that they are rated at least BBB (or Baa) by a nationally recognized rating agency. The Fund's investment advisor may purchase bonds of any maturity.

Effective May 1, 2000, Joanne T. Costopoulos no longer managed the Liberty Intermediate Tax-Exempt Fund.

As a result, the caption PORTFOLIO MANAGERS is revised in its entirety as follows:

Brian M. Hartford, a senior vice president of Colonial Management Associates, Inc. (Colonial), has co-managed the Liberty Tax-Exempt Fund since May, 1997. Mr. Hartford has managed various other Liberty tax-exempt funds since 1993.

William C. Loring, a senior vice president of Colonial, co-manages the Liberty Intermediate Tax-Exempt Fund and the Liberty Tax-Exempt Fund. Mr. Loring has managed various other Liberty tax-exempt funds since 1986.

Gary Swayze, a senior vice president of Colonial, has managed the Liberty Tax-Exempt Insured Fund since September, 1997. Prior to joining Colonial in 1997, Mr. Swayze was a portfolio manager and group leader at Fidelity Management and Research Company from June, 1980 to June, 1995. During the period of June, 1995 to September, 1997, Mr. Swayze was the writer and editor of a bond market newsletter.

Veronica Wallace, a vice president of Colonial co-manages the Liberty Intermediate Tax-Exempt Fund. Ms. Wallace joined Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, in June, 1965, as an account administrator. Ms. Wallace has managed various other Liberty municipal funds since 1995.

Ms. Wallace and Messrs. Loring, Swayze, and Hartford became joint employees of Colonial and Stein Roe on March 15, 2000. Both Colonial and Stein Roe are indirect wholly-owned subsidiaries of Liberty Financial Companies.

Effective August 1, 2000, the Class A contingent deferred sales charge (CDSC) and the commission schedule on purchases over $1 million changed as follows:

The footnote to the table "Class A Sales Charges" under the subcaption SALES CHARGES under the section YOUR ACCOUNT was revised as follows:

Class A shares bought without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1% CDSC if the shares are sold within 18 months of the time of purchase. Subsequent Class A purchases that bring your account value above $1 million are subject to a CDSC if redeemed within 18 months of the date of purchase. The 18 month period begins on the first day of the month following each purchase. The contingent deferred sales charge does not apply to retirement plans purchased through a fee-based program.


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The following  replaced the table called  "Purchases  Over $1 Million" under the subcaption SALES CHARGES under the section YOUR ACCOUNT:

Amount purchased                                Commission %
First $3 million                                     1.00
$3 million to less than $5 million                   0.80
$5 million to less than $25 million                  0.50
$25 million or more                                  0.25*

*Paid over 12 months but only to the extent the shares remain outstanding.

For Class A share purchases by participants in certain group retirement plans offered through a fee-based program, financial advisors receive a 1% commission from the distributor on all purchases of less than $3 million.

Pursuant to the Board of Trustees approval, the transfer agency fees that each Fund pays have been revised, effective January 1, 2000. Each Fund pays Liberty Funds Services, Inc. (LFS) a monthly fee at the annual rate of 0.07% of the average daily closing value of the total net assets of each Fund for such month. In addition to this compensation, each Fund pays LFS the following fees:

1. A transaction fee of $1.18 per transaction occurring in Fund accounts during any month; PLUS
2. An account fee for open accounts of $4.00 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
3. An account fee for closed accounts of $1.50 per annum, payable on a monthly basis, in an amount equal to 1/12 the per annum charge; PLUS
4.      Each Fund's allocated share of LFS reimbursement out-of pocket expenses.




G-36/616C-0800                                                   August 18, 2000